UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September17, 2007
Date of Report

ALTERNET SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-31909	88-0473897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

#610-815 West Hastings Street, Vancouver, BC, V6C 1B4
(Address of Principal Executive Offices)

604-608-2540
(Registrant's Telephone Number)

Check the appropriate box below if the Form-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions
( see General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240. 14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240. 13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. \

Mr. Michael Dearden, a Director of the Registrant, has resigned, effective September 17, 2007.

EXHIBITS

Not Applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.

By: /s/ Griffin Jones
Griffin Jones, Director and Secretary

By: /s/ Patrick Fitzsimmons
Patrick Fitzsimmons, President and Director

Dated: September 17, 2007